UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 11, 2008

Simtek Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-19027 (Commission File Number)	84-1057605 (IRS Employer Identification #)
4250 Buckingham Dr. #100, Colorado Springs, CO 80907 (Address of Principal Executive Office)

(719) 531-9444

(Registrant’s telephone number, including area code)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:

Other Events

On April 11, 2008, Simtek Corporation (the “Company”) issued a press release to : (a) confirm that it had received a proposal from Cypress Semiconductor Corporation (“Cypress”) to acquire the Company for $2.20 per share in cash; and (b) announce that the Board of Directors of the Company had rejected the proposal from Cypress.  A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01:

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number

Description

99.1

Press release of the Company, dated April 11, 2008, titled “Simtek Board Rejects Proposal from Cypress Semiconductor as Not In Stockholders’ Best Interests.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMTEK CORPORATION

By:        /s/ Brian Alleman

Brian Alleman, Chief Financial Officer

April 11, 2008

EXHIBIT INDEX

Exhibit Number

Description

99.1

Press release of the Company, dated April 11, 2008, titled “Simtek Board Rejects Proposal from Cypress Semiconductor as Not In Stockholders’ Best Interests.”

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